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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 3, 1998

                         AMERICAN ITALIAN PASTA COMPANY
             (Exact name of registrant as specified in its charter)

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          Delaware                     001-13403                 84-1032638
(State of other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File no.)            Identification No.)

           1000 Italian Way
      Excelsior Springs, Missouri                                 64024
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (816) 502-6000



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         (Former name or former address, if changed since last report.)



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   Item 5.  Other Events.

     See the attached press release dated December 3, 1998.


                                 EXHIBIT INDEX

Exhibit No.         Description                                       Page No.
-----------         -----------                                       --------

  99.A              Press release dated December 3, 1998




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By: /s/ Timothy S. Webster
                                         --------------------------------------
                                         Name:  Timothy S. Webster
                                         Title: President and Chief
                                                  Executive Officer

December 17, 1998

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